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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                     Pursuant to section 13 or 15(d) of
                     the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 10, 1998


                            UTILICORP UNITED INC.
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            (Exact name of registrant as specified in its charter)


                                  Delaware
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                (State or Other Jurisdiction of Incorporation)


         1-3562                                          44-0541877
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(Commission File Number)                       (IRS Employer Identification No.)


20 West 9th, Kansas City, Missouri                          64105
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(Address of principal executive offices)                  (Zip Code)


                                 (816) 421-6600
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              (Registrant's telephone number including area code)


                                 Not Applicable
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           (Former name of former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

1(b)(1)  - U.S. Purchase Agreement for Common Stock
1(b)(2)  - International Purchase Agreement for Common Stock





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                                   SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


UtiliCorp United Inc.


By: /s/ Dale J. Wolf
Dale J. Wolf
Vice President, Finance, Treasurer and Corporate Secretary

Date: December 11, 1998